SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the
                                         Commission only (as permitted by
                                         Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                            GeoResources, Inc.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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     3)  Per unit price or other underlying value of transaction computed
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                       GEORESOURCES, INC.

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   to be held on June 27, 1996



TO THE SHAREHOLDERS OF GEORESOURCES, INC.:

          The 1996 Annual Meeting of Shareholders of GeoResources, Inc. (the "Company") will be held on Thursday, June 27, 1996, at the Airport International Inn, Highway 2 & 85 North, Williston, North Dakota, at 2:00 P.M., Central Daylight Savings Time, for the following purposes:

          1.   To set the number of directors for the ensuing year;

          2.   To elect directors for the ensuing year; and

          3. To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

          Only shareholders of record as shown on the books of the Company at the close of business on May 9, 1996, will be entitled to vote at the Meeting and any adjournments thereof.

          This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.

                            Sincerely,

                            GEORESOURCES, INC.

                            /s/  Cathy Kruse

                            Cathy Kruse
                            Secretary

CK/dfr

Williston, North Dakota
Dated:  April 22, 1996


                       GEORESOURCES, INC.
                 Annual Meeting of Shareholders
                          June 27, 1996

                         PROXY STATEMENT

           The accompanying proxy is solicited by the Board of Directors of GeoResources, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, June 27, 1996, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournments thereof.

            The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and solicitation material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

           Any shareholder giving a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary of the Company or by attending the Meeting and voting in person. If the enclosed proxy card is executed properly and returned in time to be voted at the Meeting, the shares represented will be voted as specified therein. Proxies which are signed but which lack any voting specification will be voted in favor of the number and slate of directors proposed by the Board of Directors and will be deemed to grant discretionary authority to vote upon any other matters properly before the Meeting.

           The mailing address of the principal executive office of the Company is P. O. Box 1505, Williston, North Dakota 58802-1505. The Company expects that this Proxy Statement, the Proxy and the Notice of Meeting will first be mailed to shareholders on or about May 15, 1996.

           The Board of Directors of the Company has fixed May 9, 1996 as the record date for the determination of shareholders entitled to vote at the Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Meeting.

           At the close of business on April 22, 1996, there were issued and outstanding 4,060,714 shares of the Company's common stock, par value $0.01 per share, the Company's only class of voting securities. On matters other than the election of directors, holders of the common stock are entitled to one vote per share held as of the record date. With respect to the election of directors, each holder of common stock is entitled to cumulative voting rights, that is, to cast all of his votes (determined by multiplying the number of shares owned by the total number of directors to be elected) for any one nominee or to distribute is votes among any two or more nominees. There are no conditions precedent to the exercise of cumulative voting rights. Discretionary authority to cumulate votes in the election of directors is solicited in this proxy.


             PROPOSAL NUMBER 1 - NUMBER OF DIRECTORS

           The Articles of Incorporation of the Company provide that the number of directors shall not be less than three nor more than ten. In accordance with the Board's recommendations over the past several years, the Board recommends that the number of directors for the ensuing year be set at five and that five directors be elected. This proposal does not involve a change in the Articles of Incorporation or Bylaws. Each proxy will be voted for or against such number or not voted at all as directed in the proxy. An affirmative vote by a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to adopt Proposal Number 1 setting the number of directors for the ensuing year.


            PROPOSAL NUMBER 2 - ELECTION OF DIRECTORS

           In the election of directors, each proxy will be voted for each of the nominees listed in the table below (with discretionary authority to cumulate votes) unless the proxy withholds authority to vote for one or more of such nominees. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be duly elected and shall qualify.

          If, prior to the Meeting, it should become known to the Board of Directors that any one of the nominees named below will be unable to serve as a director after the Meeting, the proxy will be voted for substitute nominee(s) selected by the Board of Directors. The Board has no reason to believe that any of the nominees will be unable to serve. The election of each nominee proposed in Proposal Number 2 requires the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting.

           The following table provides certain information with respect to the nominees for directors of the Company:

                                Current Position(s)
                                With the Company and
                                Business Experience                Director
Name of Nominee        Age      During Past Five Years               Since

Rollin C. Vickers       71      Chairman of the Board;                1958
                                Consultant to the Company;
                                President of the Company
                                from 1958 through 1980.

H. Dennis Hoffelt       54      Director; has been President          1967;
                                of Triangle Electric, Inc.,          except
                                Williston, North Dakota,           for 1986
                                an electrical contracting
                                firm, for over five years.


                                Current Position(s)
                                With the Company and
                                Business Experience                Director
Name of Nominee        Age      During Past Five Years               Since

Jeffrey P. Vickers      43      President and Director                 1982
                                of the Company since
                                January, 1983 and June,
                                1982, respectively

Cathy Kruse             42      Secretary of the Company
                                since October, 1981;
                                Treasurer of the Company
                                October, 1981 to May, 1985
                                and since June, 1990.  Em-
                                ployed as Office Manager
                                of the Company since May,
                                1981.

Jeff Greek              36      Director; Treasurer and                1988;
                                Chief Financial Officer of            except
                                the Company from July,              for 1990
                                1986 to April, 1990.
                                Financial Accounting Super-
                                visor at Souris River Telecom-
                                munications Cooperative,
                                Minot, ND from March, 1991
                                to August, 1994.  Financial
                                Consultant of Citrus Energy,
                                Castle Rock, Colorado since
                                August, 1994.

Jeffrey P. Vickers is the son of Rollin C. Vickers. Cathy Kruse, Secretary/Treasurer of the Company, is the sister-in-law of Jeffrey P. Vickers. No other family relationship exists between or among any of the officers or nominees. There are no arrangements or understandings between any of the directors or nominees or any other person pursuant to which any person was or is to be elected as a director or nominee.

The Company's Board of Directors has not designated an audit, nominating or compensation committee. During fiscal 1995, the Board held four meetings and each Director attended all of such meetings, except Patrick Montalban, who attended three meetings. Based solely upon a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during the year ended December 31, 1995, the Company is unaware of any officer, or director, who failed to file reports required by Section 16 of the Securities Exchange Act of 1934.


EXECUTIVE COMPENSATION

          The following table presents the aggregate compensation which was earned by the Chief Executive Officer for each of the past three years. No employee of the Company earned total annual salary and bonus in excess of $100,000. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year covered by any table, other than what is set forth in the following table.

                       SUMMARY COMPENSATION TABLE

                                           Long Term Compensation
                   Annual Compensation        Awards       Payouts
                                                                         All
                                  Other    Restricted                   Other
Name and                          Annual     Stock              LTIP   Compen-
Principal         Salary   Bonus  Compen-   Award(s)  Options  Payouts  sation
Position  Year     ($)      ($)   sation      ($)     SARs(#)    ($)     ($)

Jeffrey   1995   $74,659    -0-    -0-       $925     35,000     N/A    $7,566
P.        1994   $73,929    -0-    -0-        N/A       -0-      N/A    $2,343
Vickers   1993   $71,700    -0-    -0-      $18,000     -0-      N/A    $3,500
CEO

          In the table above, the column titled "Restricted Stock Awards" is comprised of a 1995 grant of 1,000 shares of common stock from the Registrant to each full-time employee, including Mr. Vickers. The 1993 Restricted Stock Awards (24,000 shares of common stock) is compensation from the Registrant for accrued unpaid vacation through December 31, 1992. All of the Restricted Stock Awards are "restricted securities" as defined in Rule 144 adopted under the Securities Act of 1933. The column titled "All Other Compensation" is comprised entirely of profit sharing amounts.

           If the Company achieves net income in a fiscal year, the Board of Directors may determine to contribute an amount based on the Company's profits to the Employees' Profit Sharing Plan and Trust adopted in December, 1978 (the "Profit Sharing Plan"). An eligible employee may be allocated from 0% to 15%
of his compensation depending upon the total contribution to the plan.   A
total of 20% of the amount allocated to an individual vests after three years of service, 40% after four years, 60% after five years, 80% after six years and 100% after seven or more years. On retirement, an employee is eligible to receive the vested amount. On death, 100% of the amount allocated to an individual is payable to the employee's beneficiary. The Company accrued a $35,000 contribution for 1995 with contributions for 1994 and 1993 being $10,000 each. As of December 31, 1995, before earnings and the 1995 contribution, vested amounts in the Profit Sharing Plan for all officers as a group were approximately $299,611.


                Aggregated Option/SAR Exercises in last Fiscal Year
                         and FY-End Option/SAR Values

                                                  Value of
                                                  Number of      Unexercised
                                                 Unexercised     In-the-Money
                                                 Options/SARs    Options/SARs
                 Shares                          at FY-End(#)    at FY-End($)
                Acquired on       Value          Exercisable/    Exercisable/
Name            Exercise(#)     Realized($)     Unexercisable   Unexercisable
Jeffrey P.
Vickers, CEO       -0-              -0-            35,000/0        $7,875/0

           At the 1993 Annual Meeting of Shareholders, the Company's 1993 Employees' Incentive Stock Option Plan (the "Plan") was approved by shareholders. The purpose of the plan is to enable the Corporation to attract persons of training, experience and ability to continue as employees, and to furnish additional incentive to such persons, upon whose initiative and efforts the successful conduct and development of the business of the Corporation largely depends, by encouraging such persons to become owners of the common stock of the Corporation.

           The term of the Plan expires February 17, 2003, ten years from the date the Plan was approved by the Board of Directors. If within the duration of an option there shall be a corporate merger consolidation, acquisition of assets, or other reorganization, and if such transaction shall affect the optioned stock, the optionee shall thereafter be entitled to receive upon exercise of his option those shares or securities that he would have received had the option been exercised prior to such transaction and the optionee had been a stockholder of the Corporation with respect to such shares.

           The Plan is administered by the Board of Directors. The exercise price of the common stock offered to eligible participants under the Plan by grant of an option to purchase common stock may not be less than the fair market value of the common stock at the date of grant; provided, however, that the exercise price shall not be less than 110% of the fair market value of the common stock on the date of grant in the event an optionee owns 10% or more of the common stock of the Corporation. A total of 300,000 shares have been reserved for issuance pursuant to options to be granted under the Plan.


DIRECTORS' COMPENSATION

           With the exception of Rollin C. Vickers and Jeffrey P. Vickers, directors were paid $150 per Board meeting attended during 1995. The officers of the Company who are also directors receive no additional compensation for attendance at Board meetings.


Principal Shareholders And Management Shareholders

           The following table sets forth the number of shares of common stock beneficially owned by each officer, director and nominee for director of the Company and by all directors and officers as a group, as of April 22, 1996. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                Name of Person
                or Number of            Amount of
Class of        Directors and           Shares and Nature of    Percent
Securities      Officers as a Group     Beneficial Ownership    of Class

Common Stock,    Jeffrey P. Vickers     299,234-Direct and         7.4%
$.01 par value                                  Indirect(a)

Common Stock,    Rollin C. Vickers      191,767-Direct and         4.7%
$.01 par value                                  Indirect(b)

Common Stock,    Cathy Kruse             14,950-Direct(d)          (c)
$.01 par value

Common Stock,    Thomas F. Neubauer      11,000-Direct(e)          (c)
$.01 par value

Common Stock,    H. Dennis Hoffelt       39,000-Direct and         (c)
$.01 par value                                  Indirect(f)

Common Stock,    Jeff Greek               2,000-Direct             (c)
$.01 par value

Common Stock,    Officers and           557,951-Direct and        13.7%
$.01 par value   Directors as                   Indirect
                 a Group-                       (a)(b)(c)(d)(e)(f)
                 (seven persons)


(a) Included in the 299,234 shares listed for Jeffrey P. Vickers are 134,634 shares owned directly by him, 2,500 in a self-directed individual retirement account, 70,000 shares held jointly with his wife, Nancy J. Vickers, 25,500 shares held directly by his wife, 1,300 shares in his wife's self-directed individual retirement account, and an aggregate 30,300 shares held by him as custodian for his three minor children. Also included are 35,000 shares which may be purchased by Mr. Vickers under presently exercisable stock options granted pursuant to the Company's 1993 Employees' Incentive Stock Option Plan. Mr. Vickers has not exercised any stock options within the past 60 days.

(b) Indicated amount include 55,000 shares held by R. C. Vickers, 34,000 shares held by his wife, Patricia Vickers and 100,267 shares held by Vickers Foundation of which Mr. and Mrs. Vickers share voting and investment powers. Mr. and Mrs. Vickers each disclaim any power to vote or to direct the investment of the other's direct shares. Also included are 2,500 shares which may be purchased by Mr. Vickers under presently exercisable stock options granted pursuant to the Company's 1993 Employees' Incentive Stock Option Plan. Mr. Vickers has not exercised any stock options within the past 60 days.

(c)  Less than 1%.

(d) Included in the 14,950 are 5,000 shares which may be purchased by Ms. Kruse under presently exercisable stock options granted pursuant to the Company's 1993 Employees' Incentive Stock Option Plan.

(e) Included in the 11,000 are 5,000 shares which may be purchased by Mr. Neubauer under presently exercisable stock options granted pursuant to the Company's 1993 Employees' Incentive Stock Option Plan.

(f) Mr. Hoffelt has sole voting and investment power over 11,500 of shares and has shared voting and investment powers over the remaining 27,500.


           The following table sets forth information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock as of April 22, 1996.

                                         Amount of
Class of        Name and                 Shares and Nature of   Percent
Securities      Address of Person        Beneficial Ownership   of Class

Common Stock,   Mountain States          687,600-Direct(a)        16.9%
$.01 par value  Resources, Inc.
                CBM Building
                Box 250
                Cut Bank, MT  59427

Common Stock,   Jeffrey P. Vickers       299,234-Direct and        7.4%
$.01 par value  723 West 14th St.                Indirect(b)
                Williston, ND  58801

Common Stock,   Paul Krile               207,500-Direct(c)         5.1%
$.01 par value  P. O. Box 329
                Sioux Rapids, IA  50585


(a) This information was obtained from previous Securities and Exchange Commission filings. Mountain States Resources, Inc. may be deemed to share voting and investment powers over the above shares with MSR Exploration, Ltd., the Canadian parent company of Mountain States Resources, Inc. The Company has been informed that these shares were sold several months ago to Joseph Montalban, former President of Mountain States Resources, Inc. However, the Company has not received a Form 3 or a Schedule 13D required to be filed under the Securities Exchange Act of 1934 relating to this sale. Joseph Montalban is the father of Patrick Montalban, a director of the Company.

(b)  See footnote (a) of the immediately preceding table.

(c) This information was obtained from a Securities and Exchange Commission filing.

           No arrangements are known by the Company which could, at a subsequent date, result in a change in control of the Company.

           Based solely on a review of Forms 3, 4 and 5, other than as set forth above in footnote (a), the Company is not aware of any officer, director or holder of greater than 10% of the Company's common stock who has failed in 1995 to file reports required by Section 16 of the Securities Exchange Act of 1934.


           SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

           The Company's independent public accounting firm is Williams, Richey and Company, ("Williams"), of Denver, Colorado. Williams audited the Company's accounts for 1994 and 1995 fiscal years. Williams is expected to be the Company's independent auditors for the current 1996 fiscal year. A representative of Williams may be present at the Meeting and, if present, will respond to appropriate questions.


                      SHAREHOLDER PROPOSALS

           Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company by January 15, 1997, to be included in the Company's proxy statement and related proxy for such annual meeting.


                         OTHER BUSINESS

           Management knows of no other matters to be presented at the Meeting. If any other matter properly comes before the Meeting, the appointed proxies will vote the proxies in accordance with their best judgment.


                  ANNUAL REPORT TO SHAREHOLDERS

           A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1995, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.


                            FORM 10-K

           THE COMPANY WILL PROVIDE AT NO CHARGE A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TO ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE
AT THE MEETING. PLEASE ADDRESS YOUR REQUEST TO THE ATTENTION OF CATHY KRUSE, GEORESOURCES, INC., P.O. BOX 1505, WILLISTON, NORTH DAKOTA 58802-1505.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            GEORESOURCES, INC.

                            /s/  J. P. Vickers

                            J. P. Vickers
                            President

JPV/dfr

Williston, North Dakota
Dated:  April 22, 1996